Annuity Investors Life Insurance Company®

Annuity Investors® Variable Account C

Access100®

ContributorPlus®

Flex(b)®

Transition20®

Individual Flexible Premium Deferred Variable Annuities

TotalGroup®

Group Flexible Premium Deferred Variable Annuities

Supplement Dated July 20, 2018

to Prospectus Dated May 1, 2018

This Supplement describes changes to the names of certain Portfolios in which Subaccounts may invest under your Contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. Unless otherwise indicated, terms used in this Supplement have the same meaning as in your Contract prospectus.

Deutsche Variable Series II notified us that the name of the trust changed to Deutsche DWS Variable Series II, effective July 2, 2018.

In addition, the name of the following Portfolios changed, effective July 2, 2018. There are no changes to either Portfolio’s fees or investment objective. All other information about each Portfolio can be found in its prospectus.

PREVIOUS PORTFOLIO NAME	NEW PORTFOLIO NAME
Deutsche International Growth VIP	DWS International Growth VIP
Deutsche Small Mid Cap Value VIP	DWS Small Mid Cap Value VIP

Please retain this Supplement for future reference.